                                                                   EXHIBIT 10.47


THIS MORTGAGE IS SUBJECT TO AN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 21, 2001, AMONG FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, PETROCON ENGINEERING, INC., AND EQUUS II INCORPORATED, A DELAWARE CORPORATION. THIS MORTGAGE IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED THEREIN) IN ACCORDANCE WITH, AND TO THE EXTENT SPECIFIED IN, SUCH INTERCREDITOR AGREEMENT AND EACH HOLDER OF THIS MORTGAGE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH INTERCREDITOR AGREEMENT.

AFTER RECORDING RETURN TO:


Gary B. Clark, Esq.
Gardere Wynne Sewell LLP
3000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201

                        MORTGAGE AND SECURITY AGREEMENT
                      with Assignment of Rents and Leases
                 and Assignment of Contracts and Sales Proceeds

     BE IT KNOWN, that on this 21st day of December, 2001, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of Texas, and in the presence of the undersigned competent witnesses, personally came and appeared: R.P.M. ENGINEERING, INC., a Louisiana corporation (hereinafter referred to as "Grantor"), whose taxpayer identification number is 33235900D, and whose address for notice hereunder is c/o Petrocon Engineering, Inc., 3155 Executive Boulevard, Beaumont, Texas 77720, Attention: Michael L. Burrow P.E., who declared and acknowledged as follows:

     Grantor is executing this Mortgage and Security Agreement with Assignment of Rents and Leases and Assignment of Contracts and Sales Proceeds (as amended, modified or restated from time to time and hereinafter referred to as this "Mortgage") in favor of EQUUS II INCORPORATED, a Delaware corporation ("Grantee").

                                    RECITALS

     A. Pursuant to that certain Settlement Agreement and Plan of Reorganization dated as of December 21, 2001, by and among Petrocon Engineering, Inc., a Texas corporation ("PEI"), Industrial Data Systems
                                         ---
Corporation, a Nevada corporation ("IDS"), PEI Acquisition, Inc., a Nevada
                                    ---
corporation ("Sub") and Grantee (the "Settlement Agreement"), Grantee has
              ---                     --------------------
agreed to
renew, rearrange extend $3,000,000 of its existing loan to PEI (the "Loan") as evidenced by that certain Promissory Note from PEI to Grantee in the principal amount of $3,000,000 dated as of December 21, 2001 (the "Note").
                                                         ----

     B. IDS, Sub, and PEI have entered into that certain Agreement and Plan of Merger on or about December 21, 2001, whereby Sub will merge with and into PEI and PEI will be the surviving corporation (the "Plan of Merger"; PEI as the
                                                    --------------
surviving corporation of the Plan of Merger is the "Grantor").
                                                    -------

     C. Pursuant to the terms of the Settlement Agreement and Plan of Merger, Grantor shall enter into this Mortgage for the purpose, among other things, of securing and providing for the repayment of the Note and the obligations of Grantor under this Mortgage.

                                    ARTICLE I
                                  DEFINITIONS

     As used in this Mortgage, the following terms shall have the respective meanings assigned to them:

     1.01   CERCLA: The term "CERCLA" shall mean the Comprehensive
                              ------
Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. [sec][sec] 9601 et seq.), as amended from time to time, including, without
                -- ---
limitation, the Superfund Amendments and Reauthorization Act ("SARA").
                                                               ----

     1.02   Contracts: The term "Contracts" shall mean any and all purchase
                                 ---------
contracts and agreements for the sale by Grantor of the Mortgaged Property or any part thereof, together with any and all renewals or extensions thereof and substitutions or replacements therefor.

     1.03   Environmental Law: The term "Environmental Law" shall mean any
                                         -----------------
federal, state or local law, statute, ordinance, or regulation, as amended from time to time, pertaining to air pollution, water pollution, health, industrial hygiene, environmental conditions, noise control and/or the handling, discharge, disposal or recovery of any on-site or off-site Hazardous Substance on, under or about the Mortgaged Property, including but not limited to, CERCLA, SARA and RCRA. The term "Environmental Law" shall also be deemed to
                                 -----------------
include the Louisiana Environmental Quality Act, La. R.S. 30:2001 et seq., as
                                                                  ------
amended, and the regulations now or hereafter promulgated pursuant to said law.

     1.04   Event of Default: The term "Event of Default" shall mean any
                                        ----------------
happening or occurrence described in Article IX of this Mortgage.
                                     ----------

     1.05   Financial Statements. The term "Financial Statements" shall mean
                                            --------------------
such balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, operating statements with respect to the

Mortgaged Property, and other financial information of Grantor and of the Mortgaged Property, submitted to Grantee prior to the date hereof consistent for all periods after the date hereof so as to properly reflect the financial condition and the results of operations and changes in financial position of such relevant party, and which statements shall, as to the Grantor, be certified by an officer and chief financial officer of the Grantor.

     1.06   Financing Statements: The term "Financing Statements" shall mean
                                            --------------------
the Form UCC-1 or other Grantee-approved financing statements to be filed on or before the Closing Date with the appropriate offices for the perfection of a security interest in any of the Mortgaged Property.

     1.07   Fixtures: The term "Fixtures" shall mean all materials, supplies,
                                --------
equipment, apparatus and other items now or hereafter attached to, installed on or in the Land or the Improvements, or which in some fashion are deemed to be fixtures to the Land or Improvements under applicable law. The term "Fixtures" shall include, without limitation, all items of personalty to the extent that the same may be deemed Fixtures under applicable law, but shall not include
                       --------
trade fixtures owned by any tenant of the Improvements.

     1.08   Governmental Authority: The term "Governmental Authority" shall
                                              ----------------------
mean the United States, the state, the county, the city, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Mortgaged Property.

     1.09   Grantor: The term "Grantor" shall mean the above defined Grantor
                               -------
and any and all subsequent record or equitable owners of the Mortgaged Property.

     1.10   Hazardous Substance: The term "Hazardous Substance" shall mean one
                                           -------------------
or more of the following substances:

            (i) those substances included within the definitions of (A) "hazardous substances", "hazardous materials" or "toxic substances", in CERCLA, SARA, RCRA, Toxic Substances Control Act, Federal Insecticide, Fungicide and Rodenticide Act and the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et seq.), or (B) "solid waste," as defined under the Texas Solid Waste Disposal Act;

            (ii) such other substances, materials, constituents and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations; and

            (iii) any material, waste or substance which is: (A) asbestos; (B) polychlorinated biphenyls; (C) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251 et seq. (33 U.S.C. (S)1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. [sec]1317); (D) explosives; (E) radioactive materials; or (F) petroleum, petroleum products or any fraction thereof.

     1.11   Impositions: The term "Impositions" shall mean all real estate and
                                   -----------
personal property taxes, water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the ownership, use, occupancy or enjoyment thereof.

     1.12   Improvements: The term "Improvements" shall mean any and all
                                    ------------
buildings, constructions, structures, open parking areas and other improvements, including all component parts thereof, and any and all accessions, additions, replacements, substitutions or alterations thereof or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land or any part thereof.

     1.13   Indebtedness: The term "Indebtedness" shall mean the principal of,
                                    ------------
interest on and all other amounts and payments due under or secured by the Note, the Settlement Agreement and other Security Instruments, together with all funds hereafter advanced by Grantee to or for the benefit of Grantor as contemplated by any covenant or provision herein contained or for any other purpose, and all other indebtedness, of whatever kind or character, direct or indirect, absolute or contingent, owing or which may hereafter become owing by Grantor to Grantee, whether such indebtedness is evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty or otherwise, it being contemplated that Grantor may hereafter become indebted to Grantee in further sum or sums and any and all renewals, extensions, or reinstatements of, or amendments, modifications, or supplements to the indebtedness, liabilities and obligations described above. Notwithstanding any other provision of this Mortgage, the maximum amount of the Indebtedness secured hereby at any time from time to time shall be limited to the Maximum Amount.

     1.14   Land: The term "Land" shall mean the full ownership or any interest
                            ----
therein covering the real estate or immovable property described in Exhibit "A"
                                                                    ----------
attached hereto and made a part hereof, together with all Improvements and Fixtures and all rights, titles and interests appurtenant thereto.

     1.15   Leases: The term "Leases" shall mean any and all leases, subleases,
                              ------
licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to extract, mine, reside in, sell or use the Mortgaged Property, and all other agreements, including, but not limited to, utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property, save and except any and all leases, subleases or other agreements pursuant to which Grantor is granted a possessory interest in the Land.

     1.16   Legal Requirements: The term "Legal Requirements" shall mean (a)
                                          ------------------
any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority in any way applicable to Grantor or the Mortgaged Property, including, but not limited to, those respecting the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof and all Environmental Laws, (b) Grantor's presently or subsequently effective Articles of Incorporation, Bylaws or any instruments establishing any partnership, limited partnership, joint venture, trust or other form of business association (if either, both or all by any of same), (c) any and all Leases and other contracts (written or oral) of any nature to which Grantor may be bound and (d) any and all restrictions, reservations, conditions, easements or other covenants or agreements of record affecting the Mortgaged Property.

     1.17   Loans: The term "Loans" shall mean the Loans by Grantee to Grantor
                             -----
evidenced by the Note and pursuant to the Settlement Agreement.

     1.18   Maker: The term "Maker" shall mean the party or parties designated
                             -----
as the Maker or Makers of the Note. Grantor and Maker may or may not be the same party.

     1.19 Maximum Amount: The amount of the Indebtedness that may be secured any time and from time to time by this Mortgage (including the assignment of Rents and Leases and the assignment of Contract and Sales Proceeds contained herein) and the aggregate amount which Grantee may claim for damages that Grantee may suffer from a breach of the Obligations secured by this Mortgage (other than the payment of money), shall be fixed and limited to Three Million and 00/100 ($3,000,000.00) Dollars.

     1.20   Mortgaged Property: The term "Mortgaged Property" shall mean the
                                          ------------------
Land, the Improvements, Fixtures, Contracts, Leases, Rents, Proceeds and Personalty, whether now owned or hereafter acquired, and the following described collateral:

            (a) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest of Grantor in and to any street, ways, alleys, strips or gores of land adjoining the Land or any part thereof, whether now owned or hereinafter acquired;

            (b) all betterments, accessions, additions, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein;

            (c) all of Grantor's right, title and interest in and to any award, remuneration, settlement or compensation heretofore made or hereafter to be made by any Governmental Authority to Grantor, including those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements;

            (d) all plans and specifications for the Improvements; all contracts and subcontracts relating to the Improvements, all deposits (including tenant's security deposits), funds, accounts, contract rights, instruments, documents, general intangibles (including trademarks, service marks, trade names and symbols used in connection therewith), and Note or chattel paper arising from or by virtue of any transactions related to the property described herein; all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the property described herein; all proceeds arising from or by virtue of the sale, lease or other disposition of all or any part of the Mortgaged Property (consent to same not granted or to be implied hereby); all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the Mortgaged Property;

            (e) all other interest of every kind and character which Grantor now has or at any time hereafter acquires in and to the above described real and personal property and all property which is used or useful in connection therewith, including rights of ingress and egress, easements, licenses, and all reversionary rights or interests of Grantor with respect to such property. To the extent permitted by law, all of the foregoing Personalty and Fixtures are to be deemed and held to be a part of and affixed to the real property; and

            (f) any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

     In the event the estate of Grantor in and to any of the Land and Improvements is a leasehold estate, the definition of "Mortgaged Property"
                                                       ------------------
shall include and the lien, security interest and assignment created hereby shall encumber and extend to all other, further or additional titles, estates, interests, or rights which may exist now or at any time be acquired by Grantor in or to the property demised under the lease creating such leasehold estate, excluding Grantor's rights, if any, to purchase the property demised under such lease. If full ownership title to any of such property shall ever become vested in Grantor, Grantor's full ownership interest shall be encumbered by this Mortgage in the same manner as if Grantor had full ownership title to such property as of the date of execution of this Mortgage.

     As used in this Mortgage, the term "Mortgaged Property" is expressly
                                         ------------------
defined as meaning all or, where the context permits or requires, any portion of the Mortgaged Property and all or, where the context permits or requires, any interest therein.

     1.21   Note: The term "Note" shall mean collectively, (i) that certain
                            ----
Promissory Note dated of even date herewith in the stated principal amount of $3,000,000.00 from the Borrower to Grantee, and.

     1.22   Obligations: The term "Obligations" shall mean any and all of the
                                   -----------
covenants, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor or others to Grantee or others as set forth in the Security Instruments, or any lease, sublease, or other agreement pursuant to which Grantor is granted a possessory interest in the Land.

     1.23   Permitted Encumbrances: The term "Permitted Encumbrances" shall
                                              ----------------------
mean the outstanding liens, easements, building lines, restrictions, security interests and other matters (if any) as set forth on Exhibit "B" attached
                                                     -----------
hereto and made a part hereof.

     1.24   Personalty: The term "Personalty" shall mean all of the right,
                                  ----------
title and interest of Grantor in and to all tangible and intangible personal or movable property, including all equipment, inventory, goods, consumer goods, accounts, chattel paper, instruments, money, general intangibles, documents, minerals, crops and timber which is attached to, installed on or placed or used on, in connection with or is acquired for such attachment, installation, placement or use, or which arises out of the development, improvement, financing, leasing, operation or use of, the Land, the Improvements, Fixtures or other goods located on the Land or Improvements, together with all additions, accessions, accessories, amendments and modifications thereto, extensions, renewals, enlargements and proceeds thereof, substitutions therefor, and income and profits therefrom. The following are included, without limitation, in the definition of Personalty: furnishings, building materials, supplies, machines, engines, boilers, stokers, pumps, fans, vents, blowers, dynamos, furnaces, elevators, ducts, shafts, pipes, furniture cabinets, shades, blinds, screens; plumbing, heating, air conditioning, lighting, lifting, ventilating, refrigerating, cooking, medical, laundry and incinerating equipment; partitions, drapes, carpets, rugs and other floor coverings, awnings, call and sprinkler systems, fire prevention and extinguishing apparatus and equipment, water tanks, swimming pools, compressors, vacuum cleaning systems, disposals, dishwashers, ranges, ovens, kitchen equipment, cafeteria equipment, recreational equipment, loan commitments, financing arrangements, bonds, construction contracts, leases, licenses, permits, sales contracts, insurance policies and the proceeds therefrom, plans and specifications, surveys, rent rolls, books and records, funds, bank deposits and all other intangible personal property.

     1.25   Proceeds: The term "Proceeds" shall mean all of Grantor's rights
                                --------
to receive payments, receipts, revenues, interest and income of any kind under the Contracts, less reasonable closing costs, as approved by Grantee.

     1.26   RCRA: The term "RCRA" shall mean the Resource Conservation and
                            ----
Recovery Act of 1976 (42 U.S.C. Sections 6901, et seq.), as amended from time
                                               -- ---
to time.

     1.27   Remedial Work: The term "Remedial Work" shall have the meaning
                                     -------------
assigned to such term in Subsection 8.01(d) of this Mortgage.
                         ------------------

     1.28   Rents: The term "Rents" shall mean all of the rents, revenues,
                             -----
income, proceeds, royalties, issues, profits and other benefits paid or payable under all Leases and/or for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting or otherwise enjoying or using the Mortgaged Property.

     1.29   Security Instruments: The term "Security Instruments" shall mean
                                            --------------------
this Mortgage, the Note, the Financing Statements and such other instruments evidencing, securing, or pertaining to the Loans as shall, from time to time, be executed and delivered by Grantor, or any other party to Grantee to secure the Loans.

     1.30   Senior Debt: The term "Senior Debt" shall have the meaning assigned
                                   -----------
to such term in the Note.

     1.31   Senior Lender: The term "Senior Lender" shall mean Fleet Capital
                                     -------------
Corporation, a Rhode Island corporation, or any successor or assignee thereof and any Person providing refinancing or replacement of the Senior Debt.

     1.32 Miscellaneous Definitions as used in the Louisiana Civil Code: The term "lien" will also mean a privilege, mortgage, security interest,
      ----
assignment, or other encumbrance. The term "real property" will mean "immovable
                                            -------------
property" as that term is used in the Louisiana Civil Code. The term "personal
                                                                      --------
property" will mean "movable property" as that term is used in the Louisiana
--------
Civil Code. The term "easement" will mean "servitude" as that term is used in
                      --------
the Louisiana Civil Code. The term "building" will also include "other
                                    --------
constructions" as that term is used in the Louisiana Civil Code. The term "tangible" will mean "corporeal" as that term is used in the Louisiana Civil
 --------
Code. The term "intangible" will mean "incorporeal" as that term is used in the
                ----------
Louisiana Civil Code. The term "Uniform Commercial Code" will mean Louisiana
                                -----------------------
Commercial Laws, La. R.S. 10:1-101 et seq. The term "fee estate" will mean
                                   ------            ----------
"full ownership interest" as that term is used in the Louisiana Civil Code. The term "condemnation" will include "expropriation" as that term is used in
      ------------
Louisiana law. The term "receiver" will include "keeper" as that term is used
                         --------
in Louisiana law. The term "conveyance in lieu of foreclosure" or "action in
                            ---------------------------------      ---------
lieu thereof" will mean "giving in payment" as that term is used in the
------------
Louisiana Civil Code and "dation en paiment". The term "joint and several" will
                                                        -----------------
mean "solidary" as that term is used in the Louisiana Civil Code.


                                   ARTICLE II
                                      GRANT

     2.01 Mortgage: To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Grantor does by these presents specifically mortgage, affect and hypothecate, collaterally assign, pledge and grant a continuing security interest upon, unto and in favor of Grantee any and all of the Mortgaged Property for the purpose of securing the Indebtedness and Obligations up to the Maximum Amount, subject only to the Permitted Encumbrances. To secure the full and timely payment of the Indebtedness and the full and timely performance at the Obligations, Grantor does hereby bind itself, its successors and assigns to warrant and forever defend the title to the Mortgaged Property unto Grantee against every person whomsoever lawfully claiming or to claim the same or any part thereof, other than claims arising pursuant to the Permitted Encumbrances, provided, however, that if Grantor shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall perform and discharge (or cause to be performed and discharged) the Obligations, then the liens, security interests, estates and rights granted by the Security Instruments shall terminate, otherwise same shall remain in full force and effect. The reference to Permitted Encumbrances hereinabove is not intended to be an acknowledgment, adoption or ratification by Grantor or Grantee (by its acceptance of this Mortgage) that such Permitted Encumbrances are enforceable or binding against the Mortgaged Property or against the rights of Grantee hereunder, nor is it intended that this Mortgage, the Mortgaged Property or the rights of Grantee hereunder shall be subject to, or encumbered by, any Permitted

Encumbrance except to the extent that, in each case, this Mortgage, the Mortgaged Property, or the rights of Grantee hereunder, without any reference herein to such Permitted Encumbrance, would be as a matter of law subject to, or encumbered by, such Permitted Encumbrance. This Mortgage has been executed by Grantor pursuant to Article 3298 of the Louisiana Civil Code for the purpose of securing the Indebtedness and performance of the Obligations that may now be existing and/or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. However, nothing under this Mortgage shall be construed as limiting the duration of this Mortgage or the purpose or purposes for which the Indebtedness may be requested or extended.

     2.02 Security Interest: Grantor does by these presents specifically hypothecate, and grant a continuing security interest in favor of Grantee, as secured party, in all the Mortgaged Property that is susceptible of a security interest under Chapter 9 of the Louisiana Commercial Laws (La. R.S. 10:9-101 et seq.) for the purposes of securing the Indebtedness and Obligations up to
------
the Maximum Amount.


                                  ARTICLE III
                         ASSIGNMENT OF RENTS AND LEASES

     3.01   Assignment: Grantor hereby pledges, grants,
assigns, transfers and sets over unto Grantee, and grants Grantee a continuing security interest in, all of Grantor's right, title and interest in and to all current and future Rents and Leases that are susceptible of assignment under La. R.S. 9:4401 for the purpose of securing the Indebtedness and Obligation up to the Maximum Amount together with (a) all rights, remedies, benefits and advantages to be derived therefrom, (b) all of the right, power and authority of Grantor to alter, modify or change the terms of the Leases, or to surrender, cancel or terminate the same and (c) all Rents, arising from the Leases and renewals thereof, if any. Notwithstanding any other provision herein contained, the assignment of Rents and Leases contained herein is intended by Grantor and Grantee to be a collateral assignment, subject, however, to the license granted to Grantor pursuant to Section 3.02 hereof.
                       ------------

     3.02 Collection of Rents: Grantor shall have a license (which license may, at the option of Grantee, be terminated upon the occurrence of an Event of Default) to collect, all Rents from the Mortgaged Property; provided, however, that all such Rents that are ever received by Grantor shall be applied first to pay the sums due and to be due upon the Indebtedness and otherwise to discharge the remaining items referred to in subparts (a), (b) and (c) of Section 3.04
                                   ------------- ---     ---    ------------
below, and Grantor covenants and agrees, and represents and warrants to Grantee that upon the occurrence of an Event of Default, a constructive trust is hereby imposed upon such Rents for the benefit of Grantee. Grantee may make from time to time alterations, renovations, repairs or replacements to the Mortgaged Property as may seem proper to Grantee and apply such Rents to the payment of
(a) the cost of all such alterations, renovations, repairs and replacements, and expenses incident to taking and retaining possession of the Mortgaged Property, and the management and operation thereof, and keeping the same properly insured, and (b) all taxes, charges, claims, assessments, water rents, and any other liens which may be prior in lien or payment to the mortgage debt, and premiums for said insurance, with interest on all such items and (c) the Indebtedness, together with all costs and attorney's fees, in such order of priority as to any of such items as Grantee in its sole discretion may determine. Notwithstanding anything contained herein or in any other Security Instrument to the contrary, possession of the Mortgaged Property by Grantee shall not be a prerequisite to Grantee's right to collect Rents upon the occurrence of an Event of Default, it being hereby declared that the

Assignment of Rents and Leases set forth herein is absolute and unconditional and, subject only to the license hereinabove granted, shall entitle Grantee to collect all Rents.

     3.03 Default: Upon the occurrence of an Event of Default hereunder, then the assignment granted in this Mortgage shall automatically become absolute as provided in La. R.S. 9:4401, and Grantee, without in any way waiving such default, at its option, upon notice and without regard to the adequacy of the security for the Indebtedness and performance of the Obligations or to whether it has exercised any of its other rights or remedies hereunder, shall have the right to directly collect and receive all Rents and any other proceeds and/or payments arising under or in any way accruing under the Leases assigned herein, as such amounts become due and payable and to apply the same to the Indebtedness as provided herein.

     In order to permit the foregoing, Grantor unconditionally agrees to deliver to Grantee, immediately following demand, any and all of Grantor's records, ledger sheets, and other documentation, in the form requested by Grantee, with regard to the Leases and the Rents any and all proceeds and/or payments applicable thereto. Grantee shall have the further right, upon the occurrence of an Event of Default, where appropriate and within Grantee's sole discretion, to file suit, either in Grantor's own name or in the name of Grantee, to collect any and all Rents and other proceeds and payments that may then and/or in the future be due and owing under and/or as a result of the Leases assigned herein. Where it is necessary for Grantee to attempt to collect any such Rents and other proceeds and/or payments from the obligors therefor, Grantee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Grantee under this Mortgage or under the Indebtedness. To that end, Grantor hereby irrevocably constitutes and appoints Grantee as its attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Grantee. In order to permit the foregoing, Grantee shall have the additional irrevocable right, coupled with an interest, to: (a) remove any and all of Grantor's documents, instruments, files and records relating or pertaining to the Leases and/or the Rents from any premises where the same shall then be located; (b) at Grantor's sole cost and expense, use such of Grantor's personnel, supplies and space at Grantor's place or places of business as may be necessary and proper within Grantee's sole discretion, to administer collection of such proceeds and/or payments; (c) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Leases and/or the Rents and proceeds and/or payments thereunder; (d) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Leases and/or Rents and proceeds and/or payments thereunder, to such address as Grantee may designate; (e) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders, or other evidences of payment of such proceeds and/or payments that may come into Grantee's possession, and to deposit or otherwise collect the same; (f) prepare and mail invoices and/or statements to such obligors and/or debtors; (g) send verifications of amounts owed to such obligors and/or debtors; and (h) execute in Grantor's name affidavits and/or notices with regard to lien rights available to Grantor in connection with such Leases and/or Rents. In the event that Grantor should, for any reason whatsoever, receive any proceeds derived from the sale, lease, insurance loss, damage and/or condemnation, of all or any part of said premises and/or the Leases or Rents, or should Grantor receive any other payments under the Leases or Rents as provided hereunder (with such proceeds and/or payments being hereinafter individually, collectively and interchangeably referred to as Grantor's "Rent Funds"), following notice to the obligors or debtors thereunder to make their respective payments directly to Grantor, Grantor shall hold such Rent Funds in trust for and on behalf of Grantee, and Grantor hereby unconditionally agrees to remit or to otherwise turn over such Rent Funds to Grantee immediately following demand. Should Grantor deposit any such Rent Funds into one or more of Grantor's deposit accounts, no matter where located, Grantee shall have the additional right to attach any and all of Grantor's deposit accounts in which Grantee may prove such Rent Funds were deposited, whether or not such Rent Funds are or were commingled with other moneys of Grantor, and whether or not such Rent Funds then remain on deposit in such an account or accounts. Anything to the contrary in this Mortgage notwithstanding, Grantee will not be deemed or construed to have taken possession of said premises or to be managing it by reason of its exercise of any of its rights or remedies under this Paragraph.

     3.04 Possession: Grantor hereby authorizes Grantee, at Grantee's option, upon any taking by Grantee of possession of the Mortgaged Property hereunder, to let or relet the Mortgaged Property or any part thereof, to cancel and modify leases, evict tenants, bring or defend any suits in connection with the possession of the Mortgaged Property in its own name or Grantor's name, make repairs as Grantee deems appropriate, and perform such other acts in connection with the management and operation of the Mortgaged Property as Grantee, in its discretion, may deem proper. The receipt by Grantee of any Rents pursuant to this assignment after the institution of foreclosure proceedings under this Mortgage shall not cure any default nor affect such proceedings or sale pursuant thereto.

     3.05 Grantor's Obligations: Grantee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment; and Grantor shall and does hereby agree to perform and discharge any and all obligations, duties and liabilities of Grantor under the terms of any of the Leases and to indemnify Grantee for and to hold Grantee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this assignment, and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, except for matters caused by Grantee's gross negligence or willful acts. Should Grantee incur any liability, loss or damage under the Leases or under or by reason of this assignment, or in the defense of any such claims or demands, the amounts thereof, including costs, expenses and reasonable attorney's fees, shall be secured by this Mortgage; and Grantor shall reimburse Grantee therefor immediately upon demand, and upon failure of Grantor so to do Grantee may declare all sums secured by this Mortgage immediately due and payable.

     3.06 Payment of Indebtedness; Performance of Obligations: Upon payment in full of all Indebtedness and the complete and timely performance and discharge of the Obligations, this assignment shall become and be void and of no effect; but the affidavit, certificate, letter or statement of any officer, supervisor or attorney of Grantee, showing any part of said Indebtedness to remain unpaid, shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this assignment, and any person may be and is hereby authorized to rely thereon. A demand on the tenants by Grantee for the payment of the Rents on any default claimed by Grantee shall be sufficient notice to said tenants to make future payments of Rents to Grantee, without the necessity of further consent by said Grantor.

     3.07 Release: Grantee may take or release other security, may release any party primarily or secondarily liable for any Indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such Indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights hereunder.

     3.08 Waiver: Nothing herein contained and no act done or omitted by Grantee pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Grantee of its rights and remedies under the Settlement Agreement, the Note or any of the Security Instruments, but this assignment is made and accepted without prejudice to any of the rights and remedies possessed by Grantee under the terms thereof. The right of Grantee to collect said Indebtedness and to enforce any other security therefor owned by it may be exercised by Grantee either prior to, simultaneously with, or subsequent to any action taken by it under this assignment. This assignment and the powers and rights granted are separate and independent from any obligation contained elsewhere in this Mortgage and may be enforced without regard to whether Grantee institutes foreclosure proceedings under this Mortgage.

                                   ARTICLE IV
                            ASSIGNMENT OF CONTRACTS
                               AND SALES PROCEEDS

     4.01 Assignment: As additional security for payment of the Indebtedness and the performance of the Obligations, Grantor hereby pledges, grants, assigns, transfers, sets over unto Grantee, and grants Grantee a continuing security interest in, all of Grantor's right, title and interest in, to and under the Contracts, including, but not limited to (a) any and all rights of Grantor to receive the Proceeds and (b) any and all rights and remedies which Grantor may have against any other party to any of the Contracts, whether related to the payment of any portion of the Proceeds or otherwise.

     4.02 Grantee in Possession: These presents shall not be deemed or construed to constitute Grantee as mortgagee in possession of the Mortgaged Property or to obligate Grantee to take any action hereunder, to incur expenses or to perform or discharge any obligation, duty or liability hereunder or under the Contracts. Until all Indebtedness shall have been paid in full, and all Obligations are completely and timely performed and discharged, Grantor will from time to time execute and deliver unto Grantee upon demand any and all writings that Grantee may reasonably deem necessary or desirable to carry out the purpose and intent of this assignment, or to enable Grantee to enforce any right or rights hereunder.

     4.03 Default: From and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing (whether or not Grantee shall have exercised its option to declare the Note or other Indebtedness evidenced by the Settlement Agreement immediately due and payable), all Proceeds assigned hereunder shall be paid directly to Grantee; and Grantee may notify the purchasers under the Contracts (or any other parties in possession of the Mortgaged Property) to pay all of the Proceeds directly to Grantee. All Proceeds so paid to Grantee shall be applied by Grantee, in its sole discretion, to the payment of the costs and expenses of the operation of the Mortgaged Property, to the payment of accrued interest and principal on the Indebtedness and/or the prepayment of the Indebtedness, all in such order and in such respective amounts as Grantee shall from time to time determine.

     4.04 Possession: Grantor, upon the occurrence of an Event of Default, hereby authorizes Grantee, at its option, to enter and take possession of the Mortgaged Property and to manage, operate, develop and construct the same; to collect as herein provided all or any Proceeds payable under the Contracts; to consummate the transactions contemplated by the Contracts; to bring or defend any suits in connection with the possession of the Mortgaged Property, in Grantor's name or Grantee's own name; to make repairs as Grantee deems appropriate; and to perform such other acts in connection with the management, operation and development of the Mortgaged Property as Grantee, in its sole discretion, may deem proper.

     4.05 Grantor's Obligations: Grantee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Grantor under any of the Contracts; and Grantor hereby agrees to indemnify Grantee for, and to save Grantee harmless from, any and all liability arising from any of the Contracts or from this assignment. This assignment shall not place responsibility for the care, management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or damage or injury or death to any party; provided, however, the aforesaid indemnity and save harmless of Grantor shall not apply to any liability caused by Grantee's gross negligence or willful misconduct occurring while Grantee has actual possession of the Mortgaged Property and is operating same pursuant thereto, upon foreclosure or otherwise.

     4.06 Foreclosure: The receipt by Grantee of any Proceeds pursuant to this assignment after the institution of foreclosure proceedings under this Mortgage shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto.

     4.07 Performance of Mortgage: The full performance of the Mortgage and the duly executed and delivered release of the Mortgaged Property shall render this assignment of no further force or effect from the date of such release forward.

                                    ARTICLE V
                         WARRANTIES AND REPRESENTATIONS

     Grantor hereby unconditionally warrants and represents to Grantee as follows:

     5.01 Access and Utilities: The Mortgaged Property has adequate rights of access to public ways and all water, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Mortgaged Property are connected so as to fully serve the Mortgaged Property. To the best of Grantor's knowledge after due inquiry, all roads necessary for the full utilization of the Mortgaged Property for its intended purposes have been completed, dedicated to public use and accepted by the appropriate Governmental Authority.

     5.02 Lien Potential: Grantor has not made any contract or arrangement of any kind, which has given rise to (or the performance of which by the other party thereto would give rise to) a lien or claim of lien on the Mortgaged Property or other collateral covered by the Security Instruments, except for the collateral documents executed in connection with the Loans.

     5.03 Title to the Property: Grantor has good and indefeasible title to the Land in full ownership and the Mortgaged Property, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever, subject only to the Permitted Encumbrances. The reference to Permitted Encumbrances hereinabove is made for the purpose of giving effect to the warranty of Grantor contained herein, and is not intended to limit or restrict the description of the Mortgaged Property, nor is it intended that this Mortgage or the rights of Grantee hereunder shall be subject to, or encumbered by, the Permitted Encumbrances.

     5.04 Leases: Grantor has full right, title, power and authority to assign the Leases and the Rents, income and profits due or to become due thereunder and no other assignment of any interest in the Leases has been made by Grantor. There are no existing defaults under the provisions of the Leases. Grantor has not performed any act or executed any instrument which might prevent Grantee from operating under any terms and conditions of the Assignment of Rents and Leases contained in Article III of this Mortgage or which would
                                 -----------
limit Grantee in such operation. Grantor has not accepted and will not accept Rents under any Lease for any period subsequent to the current period for which Rent has already become due, except as otherwise permitted by this Mortgage.

     5.05   Contracts and Proceeds:

            (a) Grantor has the full right, power and capacity to assign the Contracts and Proceeds and no person, firm or corporation other than Grantor or Grantee has or will have (i) any right, title or interest in, to or under the Contracts, as seller thereunder or (ii) any right to receive the Proceeds or any part thereof. Grantor will perform and discharge all of Grantor's obligations and undertakings as seller under the Contracts. Grantor will use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the purchasers under the Contracts and will appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Contracts or the obligations and undertakings of the purchasers thereunder.

            (b) Grantor will not, without the prior written consent of Grantee, (i) pledge, transfer, mortgage or otherwise encumber or assign any portion of the Proceeds or any of Grantor's rights under any of the Contracts,
(ii) waive, excuse, condone or in any manner release or discharge any purchaser under any of the Contracts, (iii) disaffirm, cancel, terminate or consent to any surrender of any of the Contracts or (iv) modify, extend or in any way alter the terms of any of the Contracts so as to reduce or diminish or postpone Grantor's receipt of any portion of the Proceeds, except that Grantor may take in the ordinary course of business any such actions described in (i), (ii) and
(iii) if taken to protect Grantor's interest in the Mortgaged Property or any portion thereof and to obtain Proceeds from the sale thereof. Grantee shall not unreasonably withhold its approval with regard to any matter for which its approval is required under this Section.

            (c) There are no existing defaults under any of the Contracts and Grantor has not performed any act or executed any instrument which might prevent Grantee from operating under any of the terms and provisions of this Mortgage or which would limit Grantee in such operation.

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS:

     Grantor hereby unconditionally covenants and agrees with Grantee as follows:

     6.01 Payment and Performance: Grantor will pay the Indebtedness, as and when called for in the Security Instruments and will perform all of the Obligations in full and on or before the dates they are to be performed.

     6.02 Compliance with Legal Requirements: Grantor will promptly and faithfully comply with, conform to and obey all present and future Legal Requirements, whether or not same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of, the Mortgaged Property.

     6.03 Payment of Impositions: Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed, or the day any lien may be filed, for the nonpayment thereof (if such day is used to determine the due date of the respective item), except and only to the extent that such Impositions are being Properly Contested. The term "Properly Contested" as used herein means that if an Imposition is not paid as
 ------------------
and when due or payable by reason of the Grantor's bona fide dispute concerning its liability to pay the same or concerning the amount thereof, that (a) such Impositions and any liens securing the same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) subject to the rights of the Senior Lender, the Grantor has established appropriate reserves as shall be required in conformity with generally accepted accounting principles in the United States of America in effect from time to time; (c) the non-payment of such Imposition will not have a material adverse effect and will not result in a forfeiture of any assets of the Grantor; (d) no lien is imposed upon any of the Grantor's assets with respect to such Imposition unless such lien is at all times junior and subordinate in priority to the liens in favor of Grantee (except only with respect to property taxes that have priority as a matter of applicable state law); (e) if the Imposition results from the entry, rendition or issuance against Grantor or any of its assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (f) if such contest is abandoned, settled or determined adversely to Grantor, Grantor forthwith pays such Imposition and all penalties and interest in connection therewith.

     6.04 Repair: Grantor will keep the Mortgaged Property in good, working order and condition and will make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will also use its reasonable efforts to prevent any act or occurrence which might impair the value or usefulness of the Mortgaged Property for its intended usage as set forth in any plans and specifications for the Improvements submitted to Grantee or in the Security Instruments. In instances where repairs, replacements, renewals, additions, betterments, improvements or alterations are required in and to the Mortgaged Property on an emergency basis to prevent loss, damage, waste or destruction thereof, Grantor shall proceed to construct same, or cause same to be constructed, notwithstanding anything to the contrary contained in Section 7.02 hereof; provided, however, that in
                          ------------         --------  -------
instances where such emergency measures are to be taken, Grantor will promptly notify Grantee in writing of the commencement of same and the measures to be taken, and when same are completed, the completion date and the measures actually taken.

     6.05 Insurance: Grantor shall obtain and maintain insurance upon and relating to the Mortgaged Property in accordance with the provisions of the Note.

     6.06 Restoration Following Casualty: If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor will give notice thereof to Grantee.

     6.07 Leases and Rents: Grantee shall, at any time subsequent to, and during the continuance of, an Event of Default, have the right to collect all Rents due and owing from the Mortgaged Property directly from any lessee, tenant or any other obligor obligated to pay the same. After the occurrence and during the continuance of an Event of Default, Grantee at any time may contact each and every such lessee, tenant or obligor and any other party obligated on the Leases, informing them to make payment of all sums due and owing Grantor or any other party directly to Grantee to the credit of Grantor. After the occurrence and during the continuance of an Event of Default, Grantee may demand, sue for, compromise and collect any Rents, either under its own name or in the name of Grantor, with or without the consent of Grantor.

     6.08 Defense of Title: If the interest of Grantee in, the Mortgaged Property hereby granted, or any part thereof, shall be endangered or shall be attacked, directly or indirectly, Grantor hereby authorizes Grantee, at Grantor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such interest in the Mortgaged Property. Grantor will indemnify and hold Grantee harmless from and against any and all loss, cost, damage, liability or expense incurred by Grantee in protecting its interests hereunder in such an event (including all court costs and reasonable attorneys' fees).

     6.09 Future Impositions: If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Mortgage or upon any rights, titles, liens or security interest created hereby or upon the Note, or any part thereof, Grantor shall immediately pay all such taxes; provided that, in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay the Note and all other Obligations in full within 60 days after demand therefor by Grantee. Grantor shall, upon request, promptly furnish at any time and from time to time, a written statement or affidavit, in such form as may be required by Grantee, stating the amount of the unpaid balance of the Note and that there are no offsets or defenses against full payment of the Note and performance of the terms hereof or, if there are any such offsets and defenses, specifying them in detail.

     6.10 Costs and Expenses: Except as provided in Section 6.03 hereof, Grantor shall pay when due all costs and expenses required by this Mortgage, which shall include, without limitation, (a) all taxes and assessments applicable to the Mortgaged Property, (b) all fees for filing or recording the Security Instruments, (c) all fees and commissions lawfully due to brokers, salesmen and agents in connection with the Loans or the Mortgaged Property, (d) all reasonable fees and expenses of counsel to Grantee, (e) all title insurance and title examination charges, (f) all survey costs and expenses, (g) all premiums for the insurance incurred by Grantee in connection with the consummation of the transactions contemplated by this Mortgage and (h) all appraisal fees for appraisal of all or any portion of the Mortgaged Property.

     6.11 Change in Information: Grantor shall give the Grantee thirty (30) days notice prior to any change in Grantor's employer identification number by Grantor and shall give the Grantee notice of any change in Grantor's employer identification number that is not made by Grantor within thirty (30) days after such change. In the event of any change whatsoever in Grantor's employer identification number, Grantor will execute and file any new UCC-1 financing statements or any other documents that are necessary or desirable to preserve and continue the Grantee's security interest under this Mortgage within thirty
(30) days after such change.


     6.12   No Subordination. Mortgagor shall not subordinate any Lease to any
            ----------------
mortgage or other encumbrance (other than Liens in favor of Mortgagee or Senior Lender), or permit, consent or agree to such subordination.

                                    ARTICLE VII
                                NEGATIVE COVENANTS

     Grantor hereby covenants and agrees with Grantee that, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged:


     7.01 Use Violations: Grantor will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of the Mortgaged Property in a manner which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance or (d) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

     7.02 Alterations: Grantor will not commit or permit any waste of the Mortgaged Property and will not (subject to the provisions of Section 6.04
                                                              ------------
herein), without the prior written consent of Grantee, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature.

                                    ARTICLE VIII
                        PROVISIONS REGARDING ENVIRONMENTAL LAWS

     8.01 Covenants Regarding Environmental Compliance: Grantor hereby covenants and agrees with Grantee as follows:

            (a) Hazardous Substance Use, Manufacture: Grantor shall not use, generate, manufacture, produce, store, release, discharge or dispose of on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance, or allow any other person or entity to do so on the Mortgaged Property, except in compliance with all Legal Requirements (including all applicable Environmental Laws).

            (b) Compliance with Environmental Laws: Grantor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any applicable Environmental Law.

            (c) Legal Proceeding: Grantee shall have the right, at its expense, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law.

            (d) Remedial Work: In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is required to be undertaken under
                            -------------
any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or reasonably threatened future presence or release of a Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Mortgaged Property (or any portion thereof), Grantor shall promptly after written demand for performance thereof by appropriate governmental authorities or Grantee (or such shorter period of time as may be required under any applicable law, regulation, order or agreement or, if any applicable law, regulation, order or agreement expressly specifies a longer period of time, such longer period), commence and thereafter diligently prosecute to completion, all such Remedial Work.

                                    ARTICLE IX
                                EVENTS OF DEFAULT

     The term "Event of Default" shall mean the occurrence or happening, at
               ----------------
any time and from time to time, of any Event of Default under the Note.

                                   ARTICLE X
                            DEFAULT AND FORECLOSURE

     If an Event of Default shall occur and so long as it is continuing and subject to the rights of the Senior Lender, Grantee may exercise any or all of the following rights, remedies and recourses:

     10.01 Acceleration: Grantee may declare the entire Indebtedness, including the Note, Principal Balance (defined hereby as meaning the then aggregate unpaid principal balance on the Note), the accrued interest and any other accrued but unpaid interest thereon, court costs and attorneys' fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.


     10.02 Entry on Mortgage Property: Grantee may enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto without notice and without being guilty of trespass. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Grantee's prior written consent thereto, Grantee may, without notice to Grantor, invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.


     10.03 Operation of Mortgaged Property: Grantee may hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Grantee may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Grantee shall deem necessary or desirable), and apply all Rents and other amounts collected by Grantee in connection therewith in accordance with the provisions of Section 10.12 herein.
                                     -------------

     10.04  Foreclosure and Sale:


            (a) Seizure and Sale of Mortgaged Property: In the event that Grantee elects to commence appropriate Louisiana foreclosure proceedings under this Mortgage, Grantee may cause the Mortgaged Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Grantor or placing Grantor in default, all of which are expressly waived.

            (b) Automatic Transfer of Rights: In the event of foreclosure under this Mortgage, or other transfer of title or assignment of the Mortgaged Property, or any part or parts thereof, in lieu of payment of the Indebtedness or Obligations, whether in whole or in part, all policies of insurance and other incorporeal rights applicable to the foreclosed upon or transferred Mortgaged Property (collectively, the "Rights") shall automatically inure to the benefit of and shall pass to the purchaser(s) or transferee(s) thereof, subject to the rights of the purchaser(s) or transferee(s) to reject such insurance coverage and/or Rights at its or their sole option and election.

            (c) Additional Expenses: In the event that it should become necessary for Grantee to conduct a search for any of the Mortgaged Property in connection with any foreclosure action, or should it be necessary to remove the Mortgaged Property, or any part or parts thereof, from the premises in which or on which the Mortgaged Property is then located, and/or to store and/or refurbish such Mortgaged Property, Grantor agrees to reimburse Grantee for the cost of conducting such a search and/or removing and/or storing and/or refurbishing such Mortgaged Property, which additional expense shall also be secured by the lien of this Mortgage and the assignments and security interests created herein.

            (d) Purchaser: To the extent and under such circumstances as are permitted by law, Grantee may be a purchaser at any such sale.

            (e) Confession of Judgment: For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted unto and in favor of Grantee, up to the full amount of the Indebtedness and Obligations, in principal, interest, costs, expenses, and attorneys' fees. To the extent permitted under applicable Louisiana law, Grantor additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three
(3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.


            (f) Seizure and Sale: Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, and in addition to all other rights and remedies granted Grantee hereunder, it shall be lawful for and Grantor hereby authorizes Grantee without making a demand or putting Grantor in Default, a putting in default being expressly waived, to cause all and singular the Mortgaged Property and/or the Collateral under
Article XII hereof, or any part thereof, to be seized and sold after due process of law, Grantor waiving the benefit of any and all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that such Mortgaged Property or Collateral be sold without appraisement, either in its entirety, or in lots or parcels, as Grantee may determine, to the highest bidder for cash or on such other terms as Grantee in such proceedings may direct. Grantee should be granted all of the rights and remedies grant it hereunder as well as all of the rights and remedies granted mortgagees or secured parties under Louisiana law.

     10.05 Specific Performance: Grantee may, in addition to the foregoing remedies, or in lieu thereof, in Grantee's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

     10.06 Collect Revenues, Apply Account: Grantee shall have the right, at its sole option and election, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from the Mortgaged Property, as such amounts become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Grantee, immediately following demand, any and all of Grantor's records, ledger sheets, and other documentation, in the form requested by Grantee, with regard to the Mortgaged Property and any and all proceeds and/or payments applicable thereto. Grantee shall have the further right within Grantee's sole discretion, to file suit, either in Grantee's own name or in the name of Grantor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under this Mortgage, and if as a result of such it is necessary for Grantee to attempt to collect any such proceeds and/or payments from the obligors therefor, Grantee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Grantor under this Mortgage or under the Indebtedness or Obligations. To that end, Grantor hereby irrevocably constitutes and appoints Grantee as its attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Grantee.

     10.07 Keeper: Should any or all of the Mortgaged Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor hereby agrees that the court issuing any such order shall, if requested by Grantee, appoint Grantee, or any agent designated by Grantee, or any person or entity named by Grantee at the time such seizure is requested, or any time thereafter, as Keeper of the Mortgaged Property as provided under La. R.S. 9:5136 et seq. Such a Keeper shall be entitled to reasonable
                -- ---
compensation. Grantor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at the greater of market rate or $50.00 per hour, which compensation to the Keeper shall also be secured by this Mortgage.

     10.08 Public or Private Sale of Collateral: To the extent that any of the Collateral is then in Grantee's possession, Grantee shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Grantee may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Grantee will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness and Obligations secured hereby and shall be payable on demand, with interest at the Default Rate from date of expenditure until repaid. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in Louisiana.

     10.09 Separate Sales: Grantee may cause the seizure of all or any portion of the Mortgaged Property together or in lots or parcels and in such manner and order as Grantee, in its sole discretion, may elect. The foreclosure of less than the whole of the Mortgaged Property shall not exhaust the right of Grantee to institute successive foreclosures until the whole of the Mortgaged Property shall be foreclosed upon; and if the proceeds of such sale or sales of less than the whole of such Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses of foreclosure, this Mortgage and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no foreclosure had been made; provided, however, that Grantor shall never have any
                           --------  -------
right to require the sale or sales of less than the whole of the Mortgaged Property, but Grantee shall have the right, at its sole election, to request the sale of less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured portions of the Note and the Indebtedness; and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness but as to such unmatured part, this Mortgage shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Any number of foreclosure sales may be made hereunder without exhausting the right of foreclosure for any unmatured part of the Indebtedness secured hereby.

     10.10 Remedies Cumulative, Concurrent and Nonexclusive: Grantee shall have the rights, remedies and recourses granted in the Security Instruments and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property or any portion thereof) and same (a) shall be cumulative and concurrent; (b) may be pursued directly, separately, successively or concurrently against Grantor, Maker, or others obligated under the Note, or against the Mortgaged Property, or against any one or more of them at the sole discretion of Grantee; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse and (d) are intended to be, and shall be, nonexclusive.

     10.11 Release of and Resort to Collateral: Any part of the Mortgaged Property may be released by Grantee without affecting, subordinating, noveting or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same indebtedness or any part thereof. The taking of additional security, or the rearrangement, extension or renewal of the Indebtedness, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Mortgage, as well as any instrument given to secure any rearrangement, renewal or extension of the Indebtedness secured hereby, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is completely paid.

     10.12 Waiver of Redemption, Notice and Marshaling of Assets: To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor and/or Maker by any present or future laws exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default (except as may be provided for under the terms hereof) or of Grantee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Security Instruments; (c) any right to appraisal or marshaling of assets or a sale in inverse order of alienation; (d) the exemption of homestead; and (e) the administration of estates of decedents, or other matter whatever to defeat, reduce or affect the right of Grantee under the terms of this Mortgage, to sell the Mortgaged Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of Grantee, under the terms of this Mortgage, to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted).

     10.13 Discontinuance of Proceedings: In case Grantee shall have proceeded to invoke any right, remedy or recourse permitted under the Security Instruments and shall thereafter elect to discontinue or abandon the same for any reason, Grantee shall have the unqualified right so to do and, in such event, Grantor and Grantee shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Security Instruments, the Mortgaged Property and otherwise, and the rights, remedies, recourses and power of Grantee shall continue as if same had never been invoked.

     10.14 Application of Proceeds; Deficiency Obligation: The proceeds of any sale of, and the Rents and other income generated by the holding, leasing, operating or other use of, the Mortgaged Property shall be applied by Grantee (or the receiver, if one is appointed) to the extent that funds are so available therefrom as provided in the Note.

     10.15 Purchase by Grantee: Grantee shall have the right to become the purchaser at the sale of the Mortgaged Property hereunder pursuant to any other means and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness and Obligations due and owing as of the date of such sale.

     10.16 Disaffirmation of Contracts: The purchaser at any foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Mortgage and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental, lease or other contract.

                                  ARTICLE XI
                                 CONDEMNATION

     If the Mortgaged Property, or any part thereof, shall be condemned or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Mortgaged Property shall be paid to the Grantee who shall apply the amounts so received as provided in the Note.

                                  ARTICLE XII
                              SECURITY AGREEMENT

     12.01 Security Interest: This Mortgage shall be construed as a mortgage lien and assignment of leases and rents on real or immovable property, and it shall also constitute and serve as a security agreement on personal or movable property within the meaning of, and shall constitute until this Mortgage shall terminate and be released as provided in Article II hereof, a first and prior
                                         ----------
pledge and assignment and a first and prior lien security interest under the Uniform Commercial Code in effect in the state where such property is situated with respect to the Mortgaged Property, Contracts, Proceeds, Personalty, Fixtures, Leases and Rents (collectively referred to as the "Collateral"). Grantor has granted, bargained, conveyed, assigned, transferred and set over, and by those presents does grant, bargain, convey, assign, transfer and set over unto Grantee a first and prior security interest in and to all of Grantor's right, title and interest in, to and under the Collateral, to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations of Grantor and Maker.

     12.02 Financing Statements: Contemporaneously with the execution of this Mortgage, Grantor has completed and signed one or more appropriate Louisiana UCC-1 financing statements with regard to the Mortgaged Property and the proceeds thereof. Grantor authorizes Grantee, at Grantor's expense, to file multiple originals, or photocopies, carbon copies or facsimile copies of such Louisiana UCC-1 financing statements with the appropriate filing officer or officers in the State of Louisiana, pursuant to the provisions of the Uniform Commercial Code. Grantor shall execute and deliver to Grantee, in form and substance satisfactory to Grantee, such Financing Statements and such further assurances as Grantee may, from time to time, consider reasonably necessary to create, perfect and preserve Grantee's security interest herein granted, and Grantee may cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

     12.03 Uniform Commercial Code Remedies: Upon the occurrence of an Event of Default and so long as it is continuing and subject to the rights of the Senior Lender, Grantee shall have all the rights, remedies and recourses with respect to the Collateral afforded a secured party by the aforesaid Uniform Commercial Code in addition to, and not in limitation of, the other rights, remedies and recourses afforded by this Mortgage, the Security Instruments and at law.

     12.04 No Obligation of Grantee: The assignment and security interest herein granted shall not be deemed or construed to constitute Grantee as a trustee in possession of the Mortgaged Property, to obligate Grantee to operate the Mortgaged Property or attempt to do the same, or take any action, incur expenses or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                 ARTICLE XIII
                                 MISCELLANEOUS

     13.01 Survival of Obligations: Each and all of the Obligations shall survive the execution and delivery of the Security Instruments and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full.

     13.02 Further Assurances: Grantor, upon the request of Grantee, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Security Instruments, to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Mortgaged Property, and to complete, execute, record and file any document or instrument necessary to place third parties on notice of the liens and security interests granted under the Security Instruments. Grantor hereby irrevocably appoints Grantee as its agent to execute and deliver all such instruments and additionally to record and file any of the same as may be necessary.

     13.03 Recording and Filing: Grantor will cause the Security Instruments and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Grantee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     13.04 Notices: All notices or other communications required or permitted to be given pursuant to this Mortgage shall be in writing and shall be given in accordance with the Note except as otherwise may be required by applicable law.

     13.05 No Waiver: Any failure by Grantee to insist, or any election by Grantee not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Security Instruments shall not be deemed to be a waiver of the same or of any other term, provisions or condition thereof, and Grantee shall have the right at any time thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

     13.06 Grantee's Right to Pay Indebtedness and Pay Obligations: If Maker, Grantor or any other party shall fail, refuse or neglect to make any required payment of the Indebtedness or perform any of the Obligations required by the Security Instruments, then at any time thereafter and without notice or demand upon Maker, Grantor or any other party, and without waiving or releasing any other right, remedy or recourse Grantee may have because of the same, Grantee may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action thereon with respect to the Mortgaged Property as it may deem necessary or appropriate. Grantor shall be obligated to repay Grantee for all sums advanced by it pursuant to this Section 13.06 and shall indemnify and hold Grantee
                       -------------
harmless from and against any and all loss, cost, expense, liability, damage and claims and causes of action, including reasonable attorneys' fees, incurred or accruing by any acts performed by Grantee pursuant to the provisions of this
Section 13.06 or by reason of any other provision of the Security Instruments.
-------------
All sums paid by Grantee pursuant to this Section 13.06 and all other sums
                                          -------------
extended by Grantee to which it shall be entitled to be indemnified, together with interest thereon at the maximum legal contract rate of interest that Grantee may charge Grantor from the date of such payment or expenditure, shall constitute additions to the Indebtedness and Obligations, shall be secured by the Security Instruments and shall be paid by Grantor to Grantee upon demand.

     13.07 Covenants Running with the Land: All Obligations contained in the Security Instruments are intended by the parties to be and shall be construed as covenants running with the Mortgaged Property.

     13.08 Successors and Assigns: All of the terms of the Security Instruments shall apply to, be binding upon and inure to the benefit of the parties thereto, their respective successors, assigns, heirs and legal representatives and all other persons claiming by, through or under them.

     13.09 Severability: The Security Instruments are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Security Instruments or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances or other instruments referred to hereinabove shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.

     13.10 Usury: It is the intention of Grantor, Maker and Grantee to conform strictly to the usury laws in force in the State of Texas. Therefore: (a) in the event that Indebtedness is prepaid or the maturity of the Indebtedness and Obligations is accelerated by reason of an election by Grantee, unearned interest shall be canceled and, if theretofore paid, shall either be refunded to Maker or credited on the Indebtedness, as Grantee may elect; (b) the aggregate of all interest and other charges constituting interest under applicable laws and contracted for, chargeable or receivable under the Note, the Indebtedness (if unpaid), the other Security Instruments or otherwise in connection with the loan transaction contemplated thereby shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest that Grantee is authorized to charge Maker under applicable law and (c) if any excess interest is provided for, it shall be deemed a mistake, and the same shall, at the option of the Grantee, either be refunded to the Maker or credited on the unpaid principal amount (if any), and the Indebtedness shall be automatically reformed so as to permit only the collection of the maximum legal contract rate and the amount of interest.

     13.11 Entire Agreement and Modification: The Security Instruments contain the entire agreements between the parties relating to the subject matter hereof and thereof, and all prior agreements relative thereto which are not contained herein or therein are terminated. The Security

Instruments may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     13.12 Counterparts: This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

     13.13 Applicable Law and Uniform Commercial Code: The Security Instruments provide that to the extent permitted by otherwise applicable law, they are to be governed by, construed and enforced in accordance with the laws of the State of Texas. Notwithstanding such provisions, however, the terms and provisions of this Mortgage relating to the creation, perfection and enforcement of the liens and security interests created by this Mortgage and the realization by Grantee of its rights and remedies under this Mortgage or with respect to the Mortgaged Property or the Collateral in which a security interest is granted herein, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Louisiana. BORROWER HEREBY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF
TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN
ANY LEGAL PROCEEDING RELATING TO THE SECURITY INSTRUMENTS OR THE INDEBTEDNESS
BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW. VENUE FOR ANY LEGAL PROCEEDING MAY BE DALLAS COUNTY, TEXAS; PROVIDED, THAT Grantee MAY CHOOSE ANY VENUE IN ANY STATE THAT IT DEEMS APPROPRIATE IN THE EXERCISE OF ITS SOLE DISCRETION.

     13.14 Headings and General Application: The article, section, paragraph and subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of such article, paragraph or subparagraph. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

     13.15 Sole Benefit: This Mortgage and the other Security Instruments have been executed for the sole benefit of Grantor, Maker and Grantee and the successors, assigns and legal representatives of Grantee. No other party shall have rights thereunder nor be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder, any of which may be waived from time to time. Grantor and Maker shall have no right to assign any of their rights under the Security Instruments to any party whatsoever, including the right to receive advances under the Note or otherwise.

     13.16 Subrogation: If any or all of the proceeds of the Indebtedness or Obligations have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind (including liens securing the payment of any Impositions), such proceeds have been advanced by Grantee at Grantor's request, and to the extent of such funds so used, the Indebtedness and Obligations in this Mortgage shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property pursuant thereto to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the rights, claims, liens, titles and interests of Grantee pursuant thereto, shall not be waived but rather shall be continued in full force and effect and in favor of Grantee and shall be merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and satisfaction of the Obligations.

     13.17 Business or Commercial Purpose: Grantor warrants that the extensions of credit evidenced by the Note and the Security Instruments secured hereby are each solely for business or commercial purposes, other than agricultural purposes. The Grantor further warrants that the credit transactions evidenced by the Note and other Security Instruments are each specifically exempted under
Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and Title 12 (Truth in Lending Act) and Section 1603 of Title 15 (General Provisions) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulations and federal laws in connection with the above transaction.

     13.18 Not Acting as Agent: If Grantor is not a corporation, Grantor warrants and represents that it does not hold title as agent or trustee for a noncorporate entity.

     13.19  ORAL AGREEMENTS INEFFECTIVE:  THIS MORTGAGE REPRESENTS THE FINAL
            ---------------------------
AGREEMENT BETWEEN THE PARTIES, AND THIS MORTGAGE MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     13.20 Limitation: Notwithstanding any other provision of this Mortgage, the maximum amount of the Indebtedness and Obligations secured hereby at any time from time to time shall be limited to the Maximum Amount.

     13.21  Resolutions: Grantor does declare that attached hereto as Exhibit C
                                                                      ---------
and made a part hereof is a certified copy of the resolutions adopted by the Board of Directors of Grantor authorizing the execution and delivery of this Mortgage.

     13.22 No Paraph: The Note and other evidences of the Indebtedness have not been paraph for identification with this Mortgage.

     13.23 Declaration of Fact: Should it become necessary for Grantee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508,
where applicable.

     13.24 Acceptance: The acceptance of this Mortgage by Grantee is presumed and this Mortgage need not be signed by Grantee.

     13.25 Note Controls: If any provision contained in this Mortgage is in direct conflict with, or inconsistent with, any provision in the Note, the provision in the Note shall govern and control; provided, however, (i) the provisions of this Mortgage shall govern and control over the terms of the Note to the extent that any provision of the Note would negate or adversely affect the enforceability, validity, perfection or priority of the lien and security interest created by this Mortgage, and (ii) the provisions of Article II and
                                                              ----------
Sections 3.01, 4.01, and 13.20 hereof shall govern and control over the Note in
-------------  ----      -----
the event of a conflict.

     13.26 Certificates: The parties to this Mortgage hereby waive the production of mortgage, conveyance, tax, paving, assignment of accounts receivable and other certificates and relieve and release the Notary before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

     13.27 Clerk of Court: The parties to this Mortgage hereby authorize, direct and instruct the East Baton Rouge Parish Clerk of Court to record this instrument in the records.

            THUS DONE AND PASSED, in multiple originals, before me, the undersigned Notary Public, in and for the State of Texas, on the day and in the month and year first above written, in the presence of the undersigned competent witnesses, who hereunto sign their names with Grantor and me, said Notary Public, after reading of the whole.

                                              GRANTOR:

WITNESSES:                                    R.P.M. Engineering, Inc.
__________________                            a Louisiana corporation

__________________                            By:______________________________
                                              Robert W. Raiford, Secretary


               ________________________________________________
                                NOTARY PUBLIC,
                         In and for the State of Texas


                    My Commission Expires:  ______________

                                 [NOTARY SEAL]

                                  EXHIBIT "A"
                                  -----------

                                      Land

                                  See attached.

                                  EXHIBIT "B"
                                  -----------

                             Permitted Encumbrances

                                  See attached.

                                  EXHIBIT "C"
                                  -----------

                                Board Resolutions

                                  See attached.


                                     C-1